Exhibit 99.2

Inno v a t i v e Cr e w & S hi p M a n a g eme n t November 2021 ELVG

Saf e H a r bo r Stateme n t E L V G For m ore i n f or m a t i on, c on t ac t : m a n a g e m e n t @ el v i c t orgrou p . c om Visit: www.elvictorgroup.com Innovative Crew & Ship Management 2 This presentation contains forward - looking statements . All statements other than statements of historical facts contained in this presentation, including statements regarding Elvictor Group, Inc . ’s (“Elvictor” or the “Company”) future results of operations and financial position, financial targets, business strategy, plans and objectives for future operations, are forward - looking statements . The Company has based these forward - looking statements largely on its current estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short term and long - term business operations and objectives, and financial needs as of the date of this presentation . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (the “SEC”) . Moreover, the Company operates in a very competitive and rapidly changing environment . New risks emerge from time to time . It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements the Company may make . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . You should not rely upon forward - looking statements as predictions of future events . Although the Company believes that the expectations reflected in the forward - looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur . Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward - looking statements . Except as required by law, the Company undertakes no obligation to update publicly any forward - looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in the Company’s expectations . The Company’s filings with the Securities and Exchange Commission are available to you and you should read the documents the Company has filed with the SEC for more complete information about the Company . You may get these documents for free by visiting EDGAR on the SEC Web site at www . sec . gov .

Co m p a n y O v e r v i e w E L V G For m ore i n f or m a t i on, c on t ac t : m a n a g e m e n t @ el v i c t orgrou p . c om Visit: www.elvictorgroup.com Innovative Crew & Ship Management 3 ▪ Elvictor’s business was established in 1977 by Stavros Galanakis and has been active across various value adding activities of the shipping sector such as ship management, technical management, ship agency, crewing and crew management . The business was transferred to a U . S . publicly reporting company, in early 2020 . ▪ Having managed dry bulk vessels and chemical tankers over the past few decades, Elvictor’s management foreseeing the market downturn in 2008 exited their shipping interests and focused on offering crew management, crew manning and training services to the shipping world. ▪ Using proprietary technology developed within the Group, Elvictor is offering transparent crew management services always maintaining an economical and efficient operation, with the safety and security of personnel, the ship and its cargo and the protection of the environment as its top priority. ▪ Following its commencement of trading on the OTC Pink Open Market in 2020, Elvictor Group Inc is seeking to accelerate its expansion through acquisitions in geographies where the group has no presence and proceed into selective ship asset acquisitions to showcase its cloud platform’s cost efficiency advantages.

Elvictor at a Glance

>2,600
Seafarers Onboard

Our Performance

Proof of Quality	Proof of Efficiency	Training Focus
>95%	250	1,500
Crew Retention Rates	Crew Travelling Daily	Seafarers Trained Annually

Proof of Digitalization	Proof of Human Resources Sustainability	Crew Changes Efficiency
500	>30%	>6,500
Daily Global Online Applicants	Promotion Rate	Recruited Annually

110 Vessels Serviced

- 55% Dry-Bulk
- 29% Wet
- 10% Container Ships
- 4% Various Types
- 2% Gas

10 Nationalities
With Operations Center and Branch Offices globally

Locations

Greece	Indonesia	Romania
Egypt	Latvia	Russia
Georgia	Myanmar	Sri-Lanka
India	Philippines	Ukraine

Source: ELVG Management

ELVICTOR GROUP INC. | Innovative Crew & Ship Management
For more information, contact: management@elvictorgroup.com
Visit: www.elvictorgroup.com
ELVG OTC Markets
4

Awards & Global Recognition



1996
ISO 9002:1994
Unique and First Globally Crew Manager
2010
ILO MLC 2006
Unique and First Globally Crew Manage
2011
High Investment in Green Technology
2019
EBEN Silver Award
2019
INTERTANKO MEMBERSHIP
Associate member
2020
EBEN Gold Award
BUREAU VERITAS
International Labour Organization
eben GR
INTERCARGO
HELMEPA
INTERTANKO
2002
1st Crew Management Company globally to be certified as a paperless organization.
Unique Crew Manager
2010
Relocated to an Energy Efficient Establishment
2018
EBEN MEMBERSHIP
Unique Crew Management member
2019
INTERCARGO MEMBERSHIP
Associate member
2019
HELMEPA MEMBERSHIP
Associate member
2020
BIGGEST MANNING OFFICE
Biggest Manning Agency in Georgia

Source: ELVG Management as of 11/15/21

ELVICTOR GROUP INC. Innovative Crew & Ship Management
For more information, contact: management@elvictorgroup.com
Visit: www.elvictorgroup.com
ELVG OTC Markets
5

Our Management

Stavros Galanakis Founder & Chairman	Stavros is the Founder and Chairman of Elvictor Group. He has been a ship owner and manager, for over 20 vessels, of primarily bulk carriers and chemical tankers. He is widely recognized as a pioneer in the field of crewing, having set up the oldest crew services company in Greece, and leading the exploration of new markets when it comes to the supply of labor onboard, establishing himself as a highly respectable member in the global shipping value network. Mr. Galanakis studied at the University of Athens.
Konstantinos Galanakis CEO	Konstantinos joined Elvictor Group in 2001. In his current capacity, he is responsible for controlling cross-national operations of the Group's business units as well as orchestrating the smooth inter-functional coordination of its diverse value chain activities. He is widely recognized as one of the pioneers of information technology applications in shipping and is fully committed in promoting the agenda of quality and safety onboard ships. Konstantinos holds a B.B.A, M.B.A. and a master's degree in Shipping. Konstantinos along with his father Stavros control the majority of company's shares.
Christodoulos Tzoutzakis COO	Christodoulos joined Elvictor Group in 2002. His focus as the COO of the Group is technological innovations aiming to optimize crew selection and minimize human error. His involvement with a variety of projects has given him a wide knowledge base of the maritime industry. Christodoulos holds a B.Sc. in Computer Science and an M.Sc. in Information Management and Analytics.
Katerina Bokou CFO	Katerina joined Elvictor in 2021. Prior to that, she held a finance executive role in the NYSE listed Aegean Marine Petroleum Network Inc. As part of her duties, she regularly coordinated and worked on SEC filings, debt and equity public offerings, valuations and investment appraisals. Before joining Aegean Marine in 2007, she was a senior auditor with EY Greece. Katerina is a member of the Institute of Certified Public Accountants of Greece, holds an MSc in applied Accounting and Auditing, an MSc in International Banking and Financial services from the University of Reading and a BSc in Economic Science from the University of Athens.
Fotios Tsopouroglou Technical Director	Fotios is a Marine Engineer holding a degree from the National Merchant Marine academy and an M.Sc. from Plymouth University. Fotios has significant working experience in Fleet and Technical management in both dry and wet vessels having supervised several new building projects in Chinese shipyards and attended many vessels dry dockings and repairs worldwide. In his previous post with Seaways Shipping Co., he was responsible for the vessels chartered under bareboat contracts to Cargill S.A. He is well known for his exceptional troubleshooting abilities.

Source: ELVG Management

ELVICTOR GROUP INC. Innovative Crew & Ship Management
For more information, contact: management@elvictorgroup.com
Visit: www.elvictorgroup.com
ELVG OTC Markets
6

Our ESG Priorities

Only crew & ship management company that offers transparency to its clients through its public status and enables them to further comply with their ESG standards.

Environmental

- State of the art digital procedures that eliminate unnecessary use of paper.
- Employ e-learning for crew upskilling significantly reducing training CO_2 footprint.

Social

- Elvictor is a responsible employer, encouraging employees' long-term loyalty and aims to build a socially inclusive and sustainable work environment.
- Health & Safety regulations and working conditions of seafarers are always a top priority.
- Together with the MTA, and BSMA, Elvictor established in Georgia, a Cadetship program for the development of the next generation of maritime professionals through scholarship grants and top-quality maritime education.

Governance

- Transparent Group structure with all key operations, such as ship and crew management, maintained within the Group fully securing minority shareholders against leakages to third parties.
- US OTC market listing guarantees full access to key financial information to all involved stakeholders.

→ In addition to it's ESG priorities, Elvictor is also approaching the concept of sustainable development by aligning itself with UN's sustainable development goals agenda.

Source: ELVG Management

ELVICTOR GROUP INC. | Innovative Crew & Ship Management
For more information, contact: management@elvictorgroup.com
Visit: www.elvictorgroup.com
ELVG OTC Markets
7

Source: ELVG Management ▪ Crew management incorporates a variety of tasks such as sourcing, recruitment, selection, deployment, scheduling, training, and on - going management of seafarers including administrative aspects, such as payroll services, travel arrangements, insurance etc . ▪ Sourcing of well - trained crew members is of vital importance from an operating perspective as more than 80 % of all accidents may be attributed to human element failures ▪ At the same time c v rew costs constitute more than 60 % of vessel Opex, making them the single largest cost item ▪ Currently the maritime shipping industry is facing significant challenges as: – demand for qualified seafarers greatly exceeds supply, and – continuously evolving regulations significantly increase reporting requirements putting more pressure to the bottom line. ▪ In Elvictor we know firsthand the impact of our role and that is why we strive for the highest quality standards and continuously adjust our business model to respond to the great industry challenges . To do that we have created a best - in - class crew management platform allowing to address all the above challenges effectively . O u r Bu s i n es s E L V G For m ore i n f or m a t i on, c on t ac t : m a n a g e m e n t @ el v i c t orgrou p . c om Visit: www.elvictorgroup.com Innovative Crew & Ship Management 8

Our Cloud Crew & Ship Management Platform


SaaS

- Throughout our history, we have been focused to process optimization aiming to offer a very high level of service while minimizing costs
- Through our proprietary cloud platform, we have managed to serve 4x as much vessels as we did pre-digitalization with the same headcount
- Our platform has been designed to allow our personnel to collaborate with many different cultures in many different time zones with ever rising complexities, presenting a uniform service level to our principals regardless of the point of origin of the crew
- 44 years of experience have been encoded into the platform and effectively guide the operator through insights, alerts & information that up to now was a privilege of older more experienced operators.
- This innovation allows us to hire operators, who after only a short training procedure are able to serve our principals with high quality standards, helping Elvictor be cost effective while maintaining the highest possible service level.
- Our client interface platform is going to be part of our crewing and crew management service offering, creating a significant competitive advantage vs traditional manning agents.

Source: ELVG Management data

ELVICTOR GROUP INC. Innovative Crew & Ship Management
For more information, contact: management@elvictorgroup.com
Visit: www.elvictorgroup.com
ELVG OTC Markets
9

Intranets – Cloud Platforms Listen to and Built by the Audience

Main Office Interface



Crew Manager's Digitalized Operations



Elvictor's Innovative Cloud Tools



Regional Office Interface



Client's Interface



Seafarer's Interface



ELVICTOR GROUP INC.
Innovative Crew & Ship Management
For more information, contact: management@elvictorgroup.com
Visit: www.elvictorgroup.com
ELVG
OTC Markets
10

v F i n a n c i a l H i gh li gh t s in $’000 2020 9M 2021 2021E Revenue 467 1,782 2,484 Gross profit 98 977 1,364 SG&A (458) (960) (1,153) EBITDA (354) 43 210 Crew Management Revenue Metrics: ▪ Over 80% recurring annual revenue. ▪ Over 85% year over year customer retention. ▪ Double digit recurring annual growth. ▪ No one customer more than 25% of total revenue. ▪ No five customers more than 50% of total revenue Closing of transaction with Pubco E L V G For m ore i n f or m a t i on, c on t ac t : m a n a g e m e n t @ el v i c t orgrou p . c om Visit: www.elvictorgroup.com Innovative Crew & Ship Management 11 Elvictor Group revenue move to the Pubco ~$3.3m Annual run rate from Crew management services by 12/31/21. Source: ELVG Management data

Our Vision for the Future

The Vision	The Mission
Become a leading crew and ship management company, focusing on creating efficiencies based on constant innovation and relentless drive for improvement and be known as the most technologically innovative company in the industry.	Deliver the most sophisticated, value adding and prominent framework of client solutions in shipping while maximizing shareholder value through an unparallel combination of expertise, passion, commitment and partnership.

Key strategic objectives

Business development

- Accelerated organic expansion from new clients as the Elvictor brand gains wider recognition
- Increase of margins and unlocking of shareholder value from the creation of a holistic offering under one brand (technical management, crew management, training) and one management team

International expansion

- Expansion through acquisitions into new geographies where Elvictor has no presence
- Launching of offices in global strategic locations aiming to increase operational and business footprint

Mergers & Acquisitions

- Creation of value from acquisition of maritime e-training & smart shipping technology companies that will allow vertical expansion of our offering
- Accumulation of additional expertise through the acquisition of ship management companies
- Selective ship assets acquisitions to showcase our cost efficiency advantage

Innovation

- Continuous investment in Artificial Intelligence focused HRM technologies, aiming to increase operational and economic efficiency
- Reduction in unit costs through the utilization of Seatrix Technologies across the entire Elvictor Group ecosystem

ELVICTOR GROUP INC. | Innovative Crew & Ship Management
For more information, contact: management@elvictorgroup.com
Visit: www.elvictorgroup.com
ELVG OTC Markets
12

Investment Highlights

- First time access through public markets to a global crew manager
- Our public listing satisfies our clients' enhanced ESG requirements
- Growth potential as ship owners move to outsourcing since business becomes more heavily regulated, cost intensive and technical
- High margins due to fully digitalized operations
- Fully scalable cloud platform secures significant economies of scale
- Creation of value from acquisition of maritime e-training & smart shipping technology companies that will allow vertical expansion of our offering
- Selective ship asset acquisitions to showcase the cost efficiencies created by our cloud platform, enhance profitability and differentiate revenue sources.

ELVICTOR GROUP INC. Innovative Crew & Ship Management
For more information, contact: management@elvictorgroup.com
Visit: www.elvictorgroup.com
ELVG OTC Markets
13

I n v estme n t H i gh li gh t s E L V G For m ore i n f or m a t i on, c on t ac t : m a n a g e m e n t @ el v i c t orgrou p . c om Visit: www.elvictorgroup.com Innovative Crew & Ship Management 14 ▪ First time access through public markets to a global crew manager ▪ Our public listing satisfies our clients' enhanced ESG requirements ▪ Growth potential as ship owners move to outsourcing since business becomes more heavily regulated, cost intensive and technical ▪ High margins due to fully digitalized operations ▪ Fully scalable cloud platform secures significant economies of scale ▪ Creation of value from acquisition of maritime e - training & smart shipping technology companies that will allow vertical expansion of our offering ▪ Selective ship asset acquisitions to showcase the cost efficiencies created by our cloud platform, enhance profitability and differentiate revenue sources.

St o c k D at a LAST TRADE $0. 0 4 0 Source: ELVG Management data – 11/18/2021 $ 0 , 0 0 $ 0 , 1 0 $ 0 , 0 5 $ 0 , 1 5 $ 0 , 2 0 $ 0 , 3 0 $ 0 , 2 5 $ 0 , 3 5 Stoc k cha r t SHARES ISSUED 406,548,757 SHARES OUTSTANDING 406,548,757 MARKET CAPITALIZATION $16,261,950 52 WEEKS HIGH $0. 4 37 5 52 WEEKS LOW $0. 0 1 5 E L V G For m ore i n f or m a t i on, c on t ac t : m a n a g e m e n t @ el v i c t orgrou p . c om Visit: www.elvictorgroup.com Innovative Crew & Ship Management 15